UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                         Date of Report: July 23, 1998



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                         51-0374887
(State  or  Other  Jurisdiction  of                             (I.R.S. Employer
Incorporation  or  Organization)                             Identification No.)


15501  NORTH  DIAL  BOULEVARD
     SCOTTSDALE,  ARIZONA                                             85260-1619
(Address  of  Principal  Executive  Offices)                          (Zip Code)


Registrant's  Telephone  Number,  Including  Area  Code  (602) 754-3425

ITEM  5.    OTHER  EVENTS.

On July 23, 1998, the Company issued a press release relating to its financial results for the second quarter of 1998, a copy of which is filed herewith as
Exhibit  99.


ITEM  7.
     (C)  Exhibits
                 (99) Press Release of the Company dated July 23, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    THE  DIAL  CORPORATION
    July 30,  1998

     \s\ Susan J. Riley
         Susan J. Riley
         Senior  Vice  President  and  Chief  Financial  Officer